                                                                    EXHIBIT 10.3

                   AMENDMENT TO APPENDIX B, PAYMENT SCHEDULE,
               TRUST UNDER VANS, INC. DEFERRED COMPENSATION PLAN

                 This instrument shall constitute the First Amendment to the Payment Schedule set forth in Appendix B of the Trust Under Vans, Inc. Deferred Compensation Plan, made and entered into as of the 1st day of June, 1996, by and between Vans, Inc., A Delaware Corporation, and Chemical Trust Company of California, A California Corporation.

                           Payment Schedule (Revised)

                 "Subject to the terms of the Plan, Eight Thousand Three Hundred Thirty-Three Dollars ($8,333.00) to WALTER SCHOENFELD, and then to ESTHER SCHOENFELD if she shall survive him, payable on the first calendar day of each month, commencing July 1, 2001, and continuing uninterrupted until the month next preceding the death of the survivor of WALTER and ESTHER SCHOENFELD; provided, however, that amounts payable to ESTHER SCHOENFELD following the death of WALTER SCHOENFELD shall be made only if she was married to him at the time of his death.

                 Notwithstanding the foregoing provisions hereof, if WALTER SCHOENFELD shall exercise the option set forth in Section 2(b) of the Plan, the then remaining balance of the Trust as of January 31, 2001, shall be paid to him on or after February 28, 2001, but on or March 31, 2001. The Trustee shall have no obligation to make such lump sum distribution unless notified in writing by the Company that WALTER SCHOENFELD has exercised effectively the option referred to in the preceding sentence."

                                                   VANS, INC., A Delaware Corp.

                                                   By:_________________________

                                                   CHEMICAL TRUST COMPANY OF
                                                   CALIFORNIA, A California
                                                   Corporation


                                                   By:_________________________





                                      -2-